                           THE AARP VARIABLE ANNUITY


                    AMERICAN MATURITY LIFE INSURANCE COMPANY
                                 P.O. BOX 7005
                            PASADENA, CA 91109-7005
                           TELEPHONE: 1-800-923-3334



This Prospectus describes the AARP Variable Annuity, a group flexible premium variable annuity contract. American Maturity Life Insurance Company ("American Maturity" or "Company" or "We" or "Us") offers the AARP Variable Annuity by issuing you a Certificate or Contract ("Certificate") if you are eligible. We offer the Certificate to members of the American Association of Retired Persons ("AARP") for retirement planning purposes. We allocate premium payments for each Certificate to Sub-Accounts of American Maturity's Separate Account AMLVA ("Separate Account"), or American Maturity's General Account. The following Sub-Accounts are currently available:


      MONEY MARKET PORTFOLIO of the Scudder Variable Life Investment Fund
          BOND PORTFOLIO of the Scudder Variable Life Investment Fund
                  BALANCED PORTFOLIO of the Janus Aspen Series
     CAPITAL GROWTH PORTFOLIO of the Scudder Variable Life Investment Fund GROWTH & INCOME PORTFOLIO of the Scudder Variable Life Investment Fund PARTNERS PORTFOLIO of the Neuberger & Berman Advisers Management Trust CAPITAL APPRECIATION PORTFOLIO of the Dreyfus Variable Investment Fund
          SMALL CAP PORTFOLIO of the Dreyfus Variable Investment Fund
              WORLDWIDE GROWTH PORTFOLIO of the Janus Aspen Series
--------------------------------------------------------------------------------


This Prospectus provides information you should know before purchasing a Certificate. You should read this Prospectus carefully and keep it for future reference. We sent additional information about the Separate Account to the Securities and Exchange Commission. It is called the Statement of Additional Information, and we will send a copy to you without charge if you write or call Us at the address or telephone number listed above. The Table of Contents for the Statement of Additional Information is reproduced on page 29 of this Prospectus. The Statement of Additional Information is incorporated by reference to this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CERTIFICATE IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. IT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN A CERTIFICATE INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE CERTIFICATE IS NOT AVAILABLE IN ALL STATES AND THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH AN OFFER MAY NOT BE MADE LAWFULLY. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION (OR ANY SALES LITERATURE APPROVED BY AMERICAN MATURITY), AND ANY SUCH UNAUTHORIZED INFORMATION OR REPRESENTATION, IF GIVEN OR MADE, SHOULD NOT BE RELIED UPON.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES FOR THE FUNDS.
--------------------------------------------------------------------------------

PROSPECTUS DATED: MAY 1, 1997
STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 1997

2                                       AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----
DEFINITIONS...........................................................    3
SUMMARY...............................................................    5
FEE TABLE.............................................................    6
AMERICAN MATURITY, THE SEPARATE ACCOUNT, THE FUNDS AND THE GENERAL
 ACCOUNT..............................................................    9
  American Maturity Life Insurance Company............................    9
  Separate Account AMLVA..............................................    9
  The Funds...........................................................   10
  Investment Advisers to the Funds....................................   11
  The General Account.................................................   11
  Performance Related Information.....................................   11
THE CERTIFICATE.......................................................   12
  What is the Certificate?............................................   12
  How to Apply for Your Certificate...................................   12
  Making Your Premium Payments........................................   12
  How Your Payments are Invested......................................   13
  Certificate Value...................................................   13
  Transfers Between the Sub-Accounts/Fixed Account....................   13
  Charges Under the Certificates......................................   14
  Death Benefits......................................................   16
  Surrenders..........................................................   16
  Annuity Benefits....................................................   17
  Annuity Options.....................................................   18
FEDERAL TAX CONSIDERATIONS............................................   19
INFORMATION REGARDING TAX QUALIFIED PLANS.............................   19
MISCELLANEOUS.........................................................   23
  Voting Rights.......................................................   23
  How the Certificates are Sold.......................................   24
  Custodian of Separate Account Assets................................   24
  Assignment..........................................................   24
  Rights of Annuitant and Certificate Owner(s)........................   24
  Modification of Group Contract and Certificates Thereunder..........   24
  Change in the Operation of the Separate Account.....................   25
  Legal Matters and Experts...........................................   25
  Additional Information..............................................   25
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED PLANS...............   26
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION..............   29

AMERICAN MATURITY LIFE INSURANCE COMPANY                                       3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS


In this Prospectus, "We," "Our," "Us," or "the Company" refers to American Maturity Life Insurance Company ("American Maturity"). "You" and "your" refer to the Certificate Owner.


ACCUMULATION UNIT -- A unit of measure used to calculate the value of a Sub-Account of a Certificate before the Annuity Commencement Date.

ADMINISTRATION CHARGE -- A dollar amount We deduct to cover administrative expenses. This charge is an annual percentage. It will be shown on your Certificate on the page entitled "Certificate Specifications."


ADMINISTRATIVE OFFICE OF THE COMPANY -- See "Miscellaneous -- Additional Information," page 25, for address information.


ANNUAL FEE -- An amount that is deducted from your Certificate at the end of each Certificate Year before the Annuity Commencement Date, or on the date of full surrender of the Certificate, if earlier.

ANNUITANT -- The person on whose life an annuity is purchased.

ANNUITY COMMENCEMENT DATE -- The date on which your selected annuity option, to receive regular annuity payments, becomes effective.

ANNUITY UNIT -- A unit of measure used to calculate the value of annuity payments under the variable annuity option.

BENEFICIARY -- The person entitled to receive benefits according to the terms of the Contract in case of the death of a Certificate Owner or Annuitant, as applicable.

BUSINESS DAY -- Every day the New York Stock Exchange is open for trading. The end of the Business Day is the close of the New York Stock Exchange. The New York Stock Exchange normally closes at 4:00 p.m. Eastern time.

CERTIFICATE -- Your annuity policy. The Certificate is issued by Us to you. It is evidence that you, or someone on your behalf, made a premium payment under the group contract issued by Us to the AARP Group Annuity Trust.

CERTIFICATE ANNIVERSARY -- An anniversary of the Certificate Date. Similarly, Certificate Years are measured from the Certificate Date. The Certificate Date will be shown on your Certificate on the page entitled "Certificate Specifications."

CERTIFICATE DATE -- The effective date of the Certificate (the date on which your annuity takes effect).

CERTIFICATE OWNER -- The owner(s) of the Certificate, sometimes referred to as "you."

CERTIFICATE VALUE -- The value of the Sub-Account(s) plus the value of the Fixed Account on any Business Day.

CERTIFICATE YEAR -- Each 12-month period starting on the Certificate Date and ending the day before each Certificate Anniversary .

CODE -- The Internal Revenue Code of 1986, as amended.

COMPANY -- American Maturity Life Insurance Company, sometimes referred to as "We" or "Us."

CONTINGENT ANNUITANT -- The person designated by you who, upon the Annuitant's death prior to the Annuity Commencement Date, becomes the Annuitant.

CONTINGENT DEFERRED SALES CHARGE -- A charge that may be deducted from Your Certificate Value if you make withdrawals from your Certificate within a certain number of years.

CONTRACT OWNER -- The AARP Group Annuity Trust.

DUE PROOF OF DEATH -- A certified copy of the death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased, or any other proof acceptable to Us.

ENROLLMENT FORM -- A form you completed in order to purchase a Certificate.

FIXED ACCOUNT -- An investment option that earns a rate of interest of at least 3% per year. Amounts invested in the Fixed Account become part of Our General Account.

FUND(S) -- The underlying investments contained in each Sub-Account of the Separate Account.

GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Separate Accounts of the Company.

GROSS SURRENDER VALUE -- The Certificate Value (dollar amount) to be deducted from your Certificate when you make a full or partial surrender.

MORTALITY AND EXPENSE RISK CHARGE -- A dollar amount we deduct from the Sub-Accounts to cover risks of administrative expenses and mortality. This charge is an annual percentage.

NET INVESTMENT FACTOR -- A factor used to determine the value of Accumulation Units or Annuity Units each day.

NET SURRENDER VALUE -- The amount payable to you on a full or partial surrender after the deduction for any unpaid Taxes, Annual Fee (for full surrenders only), and any Contingent Deferred Sales Charge.

NON-QUALIFIED CERTIFICATE -- A Certificate other than a Qualified Certificate.

QUALIFIED CERTIFICATE -- A Certificate that qualifies under the Code as an Individual Retirement Annuity ("IRA"), or a Certificate purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

QUALIFIED PLAN -- A retirement plan that receives favorable tax treatment under
Section 401, 403(a), 403(b), 408 or 547 of the Code.

SEC -- Securities and Exchange Commission, which is a federal regulatory body authorized by Congress.

SEPARATE ACCOUNT -- An account established by Us to separate the assets funding the variable benefits for the class of contracts to which this Certificate belongs from the other assets of the Company. The assets in the Separate Account

4                                       AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

are not chargeable with liabilities arising out of any other business We may conduct.

SUB-ACCOUNT -- The subdivisions of the Separate Account. You purchase units of the Sub-Accounts to participate in the investment experience of the underlying Funds.

SURRENDER -- A full or partial withdrawal from your Certificate.

TAXES -- The amount of tax, if any, charged by a federal, state or municipal entity on premium payments or Certificate Values. Premium taxes imposed by some states currently range up to 3.5%.

VALUATION PERIOD -- The period between the close of business on successive Business Days.

WE, OUR, US -- American Maturity Life Insurance Company.

YOU, YOUR -- The Certificate Owner(s).

AMERICAN MATURITY LIFE INSURANCE COMPANY                                       5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    SUMMARY

THIS BRIEF DESCRIPTION IS ONLY AN OVERVIEW OF THE MORE SIGNIFICANT FEATURES OF THE CERTIFICATE. MORE DETAILED INFORMATION MAY BE FOUND IN SUBSEQUENT SECTIONS OF THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.


    WHAT IS THE CERTIFICATE? The AARP Variable Annuity (the "Certificate") is a long-term financial planning device offered to eligible members of the American Association of Retired Persons. The Certificate permits you to invest on a tax-deferred basis for retirement or other long-range goals, and to receive a series of regular payments for life or a period of years. The Certificate is also available for Individual Retirement Annuities (IRAs). (See "The Certificate," page 12.)


    HOW DO I PURCHASE A CERTIFICATE? Generally, you may purchase a Certificate by completing an Enrollment Form and submitting it with your initial premium payment to Us for approval. Initially you must invest at least $5,000 (or $2,500 if you enroll in our preauthorized checking plan with scheduled contributions of $100 per month). If you wish, you may make additional investments of at least $250 (or $100 if enrolled in our preauthorized checking plan).


    For a limited time, usually ten days after you receive it, you may cancel your Certificate without withdrawal charges. (See "The Certificate -- Making Your Premium Payments," page 12.)



    WHAT ARE MY INVESTMENT OPTIONS? You select your own investment options. The underlying investments for the Certificate are certain shares of the Dreyfus Variable Investment Fund, the Janus Aspen Series, the Neuberger & Berman Advisers' Management Trust, and the Scudder Variable Life Investment Fund, all which are series investment companies with multiple portfolios ("the Funds") and the Fixed Account. The available Funds are listed on page 10.



    WHAT CHARGES WILL I PAY? We charge an Administrative Fee of 0.20% per year, and a Mortality and Expense Risk Charge of 0.65% per year against amounts held in the Separate Account. Amounts held in the Separate Account are also subject to the fees and expenses imposed on the corresponding Funds. Before the Annuity Commencement Date, or at the time of a full withdrawal, if your Certificate Value is less than $50,000, We charge an Annual Fee of $25. Withdrawals of premium payments may be subject to a Contingent Deferred Sales Charge if you withdraw money before your Certificate has been in effect for five years. This Charge is determined by the amount of your withdrawal and declines over time from your original purchase date of the Certificate. We may waive the Charge under certain circumstances. You may also be subject to other fees. (See "The Certificate -- Charges Under the Certificates," page 14.)



    CAN I WITHDRAW MY CERTIFICATE VALUE? Subject to any applicable charges, you may withdraw all or part of your Certificate at any time on or prior to your Annuity Commencement Date starting 30 days after your Certificate is issued. Withdrawals may be subject to tax and, in certain circumstances, a tax penalty. Each year you may withdraw up to 10% of remaining premium payments without the assessment of a Contingent Deferred Sales Charge. (See "The Certificate -- Surrenders," page 16.)



    DOES THE CERTIFICATE HAVE A DEATH BENEFIT? There is a Death Benefit if the Annuitant or Certificate Owner or Joint Certificate Owner dies before the Annuity Commencement Date. (See "The Certificate -- Death Benefits," page 16.)



    WHAT ARE THE AVAILABLE ANNUITY OPTIONS UNDER THE CERTIFICATE? There are five Annuity Options described on page 18. You may not defer the Annuity Commencement Date beyond the Annuitant's 90th birthday (or earlier in some states). If you do not tell Us otherwise, We will elect the Fifth Annuity Option to provide a Payment for a Designated Period for 5 years on the Annuity Commencement Date for you.



    HOW DO I REACH AMERICAN MATURITY? You can reach our service representatives at 1-800-923-3334. See "Miscellaneous -- Additional Information," page 25, for address information.

6                                       AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   FEE TABLE

--------------------------------------------------------------------------------
                     Certificate Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of premium payments)..............................       None
Contingent Deferred Sales Charge (as a percentage of premium payments)
  First Year (1).....................................................................................         5%
  Second Year (1)....................................................................................         4%
  Third Year (1).....................................................................................         3%
  Fourth Year (1)....................................................................................         2%
  Fifth Year (1).....................................................................................         1%
  Sixth Year (1).....................................................................................         0%
  Transfer Fee (2)...................................................................................       None
  Withdrawal Fee (3).................................................................................       None
  Annual Fee (4).....................................................................................        $25

------------------------

(1) Length of time from purchase date in years.


(2) We reserve the right to impose a transaction fee in the future of up to $15.00 per transfer on transfers in excess of 12 in any Certificate Year. See "The Contract -- Transfers Between the Sub-Accounts/Fixed Account," page 13.



(3) We reserve the right to impose a withdrawal fee in the future of up to $15.00 per withdrawal on withdrawals in excess of 12 in any Certificate Year. See "The Certificate -- Surrenders," page 16.


(4) This fee will be charged at the end of each Certificate Year prior to your Annuity Commencement Date and at the time of a full withdrawal unless your Certificate Value is at least $50,000 on that date.

--------------------------------------------------------------------------------
                        SEPARATE ACCOUNT ANNUAL EXPENSES
                   (as a percentage of average account value)

Mortality and Expense Risk Charge...........................   0.65%
Administration Fee..........................................   0.20%
                                                              ------
Total Separate Account Expenses.............................   0.85%
                                                              ------
                                                              ------

AMERICAN MATURITY LIFE INSURANCE COMPANY                                       7
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets
                 after Fee Waiver and/or Expense Reimbursement)


                                                                              TOTAL
                                                                              FUND
                                                         MANAGEMENT  OTHER   OPERATING
                                                           FEE     EXPENSES  EXPENSES
                                                         -------   -------   -------
Money Market Portfolio (Scudder).......................   0.370%    0.090%    0.460%
Bond Portfolio (Scudder)...............................   0.475%    0.135%    0.610%
Balanced Portfolio (Janus) (1).........................   0.790%    0.150%    0.940%
Capital Growth Portfolio (Scudder).....................   0.475%    0.055%    0.530%
Growth & Income Portfolio (Scudder)....................   0.475%    0.185%    0.660%
AMT Partners Portfolio (Neuberger & Berman Management)
 (2)...................................................   0.840%    0.110%    0.950%
Capital Appreciation Portfolio (Dreyfus)...............   0.750%    0.090%    0.840%
Small Cap Portfolio (Dreyfus)..........................   0.750%    0.040%    0.790%
Worldwide Growth Portfolio (Janus) (1).................   0.660%    0.140%    0.800%



    Other expenses are based on amounts incurred during the most recent fiscal year or based on estimated amounts for the current fiscal year.



    The purpose of the foregoing table (Annual Fund Operating Expenses) is to assist Certificate Owners in understanding the expenses of the Funds that they bear directly or indirectly. The expenses relating to the Funds have been provided to American Maturity by the Funds, and have not been independently verified by American Maturity. See the sections on charges in the accompanying Fund prospectuses.

------------------------


(1) Janus Aspen Series. The fees and expenses in the table above are based on gross expenses before expense offset arrangements for the fiscal year ended December 31, 1996. The information for the Worldwide Growth and Balanced Portfolios is net of fee waivers or reductions from Janus Capital. Fee reductions for the Worldwide Growth and Balanced Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Operating Expenses would have been, respectively, 0.77%, 0.14% and 0.91% for the Worldwide Growth Portfolio and 0.92%, 0.15% and 1.07% for the Balanced Portfolio. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days notice to the Trustees of Janus Aspen Series.



(2) Neuberger & Berman Advisers Management Trust. These fees are as of December 31, 1996. The figures reported under "Management Fees" include the aggregate of the administration fees paid by the Partners Portfolio and the management fees paid by the Series of Advisers Managers Trust in which the Partners Portfolio invests. Similarly "Other Expenses" includes all other expenses of the Partners Portfolio and the related Series in which the Partners Portfolio invests. (See "Expenses" in Neuberger & Berman Advisers Management Trust's prospectus).

8                                       AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Example


    IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF THE APPLICABLE TIME PERIOD, YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING A 5% ANNUAL RETURN ON ASSETS:



                                                               1 YEAR    3 YEARS
                                                              --------   --------
Money Market Portfolio......................................  $    64    $    74
Bond Portfolio..............................................       66         79
Balanced Portfolio..........................................       69         89
Capital Growth Portfolio....................................       65         76
Growth & Income Portfolio...................................       66         80
N&B AMT Partners Portfolio..................................       69         89
Capital Appreciation Portfolio..............................       68         86
Small Cap Portfolio.........................................       68         84
Worldwide Growth Portfolio..................................       68         85



    IF YOU ANNUITIZE YOUR CERTIFICATE AT THE END OF THE APPLICABLE TIME PERIOD, YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING A 5% ANNUAL RETURN ON ASSETS:



                                                               1 YEAR    3 YEARS
                                                              --------   --------
Money Market Portfolio......................................  $    13    $    43
Bond Portfolio..............................................       15         48
Balanced Portfolio..........................................       18         58
Capital Growth Portfolio....................................       14         45
Growth & Income Portfolio...................................       15         49
N&B AMT Partners Portfolio..................................       18         59
Capital Appreciation Portfolio..............................       17         55
Small Cap Portfolio.........................................       17         54
Worldwide Growth Portfolio..................................       17         54



    IF YOU DO NOT SURRENDER YOUR CERTIFICATE, YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING A 5% ANNUAL RETURN ON ASSETS:



                                                               1 YEAR    3 YEARS
                                                              --------   --------
Money Market Portfolio......................................  $    14    $    44
Bond Portfolio..............................................       16         49
Balanced Portfolio..........................................       19         59
Capital Growth Portfolio....................................       15         46
Growth & Income Portfolio...................................       16         50
N&B AMT Partners Portfolio..................................       19         59
Capital Appreciation Portfolio..............................       18         56
Small Cap Portfolio.........................................       18         54
Worldwide Growth Portfolio..................................       18         55



    The purpose of this table is to assist you in understanding various costs and expenses that you will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying Funds. For more complete descriptions of the various costs and expenses involved, see "The Certificate -- Charges under the Certificates," page 14, and see the Fund prospectuses. Premium taxes may also be applicable. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Annual Expenses of the Funds and the Example are based on data provided by the respective Funds. We have not independently verified such data.



    The Annual Fee is reflected in the Example, using an assumed Certificate Value of $35,000. No Annual Fee is deducted from annuitized amounts, or if your Certificate Value is at least $50,000, or on payment of a death benefit.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                       9
--------------------------------------------------------------------------------

-------------------------------------------
                        AMERICAN MATURITY, THE SEPARATE
                          ACCOUNT, THE FUNDS, AND THE
                                GENERAL ACCOUNT

--------------------------------
                    AMERICAN MATURITY LIFE INSURANCE COMPANY

    We are American Maturity Life Insurance Company ("American Maturity" or "We" or "Us"), domiciled in Connecticut. Our principal office is at 200 Hopmeadow Street, Simsbury, Connecticut 06089. However our mailing address is 700 Newport Center Drive, Newport Beach, California 92660.

    American Maturity is a stock insurance company engaged in the business of writing annuities. American Maturity was originally incorporated under the name of First Equicor Life Insurance Company under the laws of California on October 24, 1972. On July 29, 1994 First Equicor Life Insurance Company redomesticated to Connecticut and changed its name to American Maturity Life Insurance Company. American Maturity is owned 60% by Hartford Life and Accident Insurance Company (domiciled in Connecticut) and 40% by Pacific Mutual Life Insurance Company (domiciled in California). Pacific Mutual serves as the administrator of the Certificates.


    The American Association of Retired Persons ("AARP") granted American Maturity the exclusive right to offer annuity products to the membership of AARP pursuant to an agreement established July 6, 1994. The agreement requires American Maturity to maintain minimum capital surplus levels, minimum ratings from nationally recognized rating services, and generally to obtain AARP's consent in all matters relating to the offering of annuities to AARP members. The agreement also includes a shareholder's agreement of American Maturity's shareholders. In return for the exclusive right to offer annuity products to AARP members, American Maturity pays AARP a royalty fee. The royalty fee paid by American Maturity to AARP is calculated monthly and depends on the average aggregate value of the Sub-Accounts and the Fixed Account. The fee decreases as the average aggregate value in the Sub-Accounts and Fixed Account increases. The monthly fee for each level of average aggregate value is one twelfth of 0.07 of 1% for the first $6 billion of average aggregate value, 0.06 of 1% for the next $10 billion and 0.05 of 1% thereafter. The royalty fee is paid by American Maturity and is not charged against the separate account or otherwise paid directly by the Certificate Owner. The agreement is effective until December 31, 2004, at which time AARP and American Maturity may or may not renew the agreement.


    Based on its financial soundness and operating performance, American Maturity has earned an A+ (Superior) rating from A.M. Best Company, Inc., and an
(AA) (Excellent) rating from Standard & Poor's. Based on claims paying ability, American Maturity has earned an (AA+) (Very High) rating from Duff and Phelps.

    These ratings do not apply to the performance of the Separate Account. However, the contractual obligations under this variable annuity are the general corporate obligations of American Maturity. These ratings do apply to American Maturity's ability to meet its insurance obligations under the Certificate.

---------------------------------------------------
                             SEPARATE ACCOUNT AMLVA


    Separate Account AMLVA (the "Separate Account") was established on February 28, 1996, in accordance with authorization by Our Board of Directors. It is the Separate Account in which We set aside and invest the assets attributable to the Certificates described in this Prospectus. Although the Separate Account is an integral part of American Maturity, it is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not, however, involve SEC supervision of the management or the investment practices or policies of the Separate Account or American Maturity. The Separate Account meets the definition of "separate account" under federal securities law.


    Under Connecticut law, the assets of the Separate Account attributable to the Certificates offered under this Prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Certificates. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account, are, in accordance with the Certificates, credited to or charged against the Separate Account. Also, the assets in the Separate Account are not chargeable with liabilities arising out of any other business American Maturity may conduct. So, Certificate Values allocated to the Sub-Accounts will not be affected by the rate of return of American Maturity's General Account, nor by the investment performance of any of American Maturity's other separate accounts. However, all obligations arising under the Certificates are general corporate obligations of American Maturity.

    Your investment in the Separate Account is allocated to one or more Sub-Accounts as per your specifications. Each Sub-Account is invested exclusively in the assets of a Fund. Premium payments and proceeds of transfers between Sub-Accounts are applied to purchase shares in the appropriate Funds at net asset values determined as of the end of the Business Day during which the payments were received or the transfer made. All distributions from the Fund are reinvested at net asset value. The value of your investment will

10                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

therefore vary in accordance with the net income and fluctuation in the individual investments within the underlying Fund. During the variable annuity payout period, both your annuity payments and reserve values will vary in accordance with these factors.


    American Maturity does not guarantee the investment results of the Sub-Accounts or any of the underlying investments. There is no assurance that the value of a Certificate during the years prior to retirement or the aggregate amount of the variable annuity payments will equal the total of premium payments made under the Certificate. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks are more fully described in the accompanying prospectus for each of the Funds.



    American Maturity reserves the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the SEC.


    The investment portfolios of the Funds are available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Separate Account and one or more of the other separate accounts participating in the


Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in voting instructions of our Certificate Owners and those of other companies, or some other reason. In the event of a conflict, we will take any steps necessary to protect Certificate Owners. See the accompanying prospectuses for the Funds for more information.


---------------------------------------------------
                                   THE FUNDS

    The underlying variable investments for the Certificates are certain shares of the Dreyfus Variable Investment Fund, Janus Aspen Series, Neuberger & Berman Advisers Management Trust, and Scudder Variable Life Investment Fund, all diversified series investment companies with multiple portfolios. We reserve the right, subject to compliance with the law, to offer additional funds with differing investment objectives. The Funds may not be available in all states.

    A full description of the Funds, their investment policies and restrictions, risks, charges and expenses and all other aspects of their operation is contained in separate prospectuses (reprinted at the end of this booklet). Each prospectus should be read in conjunction with this Prospectus before investing.

    The investment objectives of each of the Funds are summarized below. There is, of course, no assurance that any Fund will meet its objective:


                 FUND:                      INVESTMENT STRATEGY:                                ADVISER:
                 -------------------------  --------------------------------------------------  -----------
Current Income   MONEY MARKET PORTFOLIO     Seeks stability and current income from a           Scudder
                                            portfolio of money market instruments. The Money
                                            Market Portfolio will maintain a dollar-weighted
                                            average portfolio maturity of 90 days or less in
                                            an effort to maintain a constant net asset value
                                            of $1.00 per share.
                 BOND PORTFOLIO             Seeks high income from a high quality portfolio of  Scudder bonds.
Balanced         BALANCED PORTFOLIO         Seeks long-term capital growth, consistent with     Janus
                                            preservation of capital balanced by current
                                            income.
Stock Growth     CAPITAL GROWTH             Seeks to maximize long-term capital Portfolio       Scudder
                                            growth from a portfolio consisting primarily of
                                            equity securities.
                 GROWTH & INCOME            Seeks long-term growth of capital, Portfolio        Scudder
                                            current income and growth of income from a
                                            portfolio consisting primarily of common stocks
                                            and securities convertible into common stocks.
                 PARTNERS PORTFOLIO         Seeks capital growth, through an approach that is   Neuberger &
                                            designed to increase capital with reasonable risk.  Berman
                                            Its investment program seeks securities believed    Mgmt. Inc.
                                            to be under-valued based on strong fundamentals
                                            such as low price-to-earnings ratios, consistent
                                            cash flow, and the company's track record through
                                            all market cycles.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      11
--------------------------------------------------------------------------------

                 FUND:                      INVESTMENT STRATEGY:                                ADVISER:
                 -------------------------  --------------------------------------------------  -----------
                 CAPITAL APPRECIATION       Seeks to provide long-term capital Portfolio        Dreyfus
                                            growth consistent with the preservation of capital
                                            through investments in common stocks of domestic
                                            and foreign issuers; current income is a secondary
                                            investment objective.
                 SMALL CAP PORTFOLIO        Seeks maximum capital appreciation through          Dreyfus
                                            investments in common stocks of domestic and
                                            foreign issuers that the investment adviser
                                            considers to be emerging smaller-sized companies.
Global           WORLDWIDE GROWTH           Seeks long-term growth of capital in a manner       Janus
                 PORTFOLIO                  consistent with preservation of capital. Pursues
                                            this objective by investing primarily in common
                                            stocks of foreign and domestic issuers.


                 GENERAL ACCOUNT:
                 -------------------------
Fixed Rate       FIXED ACCOUNT              Seeks guaranteed current interest income.           n/a



---------------------------------------------------

                        INVESTMENT ADVISERS TO THE FUNDS


    THE DREYFUS CORPORATION

    200 Park Avenue
    New York, New York 10166
    Investment adviser for the Capital Appreciation
    Portfolio and the Small Cap Portfolio.

    JANUS CAPITAL
    100 Filmore Street
    Denver, Colorado 80206-4923
    Investment adviser for the Balanced Portfolio and the Worldwide Growth Portfolio.


    NEUBERGER & BERMAN MANAGEMENT INCORPORATED
    605 Third Avenue, 2nd Floor
    New York, New York 10158-0180


    Investment adviser for the AMT Partners Portfolio.


    SCUDDER, STEVENS & CLARK, INC.
    Two International Place
    Boston, Massachusetts 02110-4103
    Investment adviser for the Money Market Portfolio, the Bond Portfolio, the Growth & Income Portfolio, and Capital Growth Portfolio.


    Please see the prospectuses for the Dreyfus Variable Investment Fund, Janus Aspen Series, Neuberger & Berman Advisers Management Trust and Scudder Variable Life Investment Fund for more information on each investment adviser.


---------------------------------------------------
                              THE GENERAL ACCOUNT

    THAT PORTION OF THE CERTIFICATE RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

    Premium payments and Certificate Values allocated to the Fixed Account become a part of Our general assets. We invest the assets of the General Account in accordance with applicable law governing the investments of insurance company general accounts.

    Currently, We guarantee interest at a rate of not less than 3.0% per year, compounded annually, to amounts allocated to the Fixed Account. However, We reserve the right to change the rate according to state insurance law. We may credit interest at a rate in excess of 3.0% per year; however, We are not obligated to credit any interest in excess of 3.0% per year. There is no specific formula for the determination of excess interest credits. Some of the factors that We may consider in determining whether to credit excess interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on Our investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF AMERICAN MATURITY. THE OWNER ACCEPTS THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.

---------------------------------------------------
                        PERFORMANCE RELATED INFORMATION

    The Separate Account may advertise certain performance related information concerning its Sub-Accounts.

12                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

    Historical performance information can help you understand how investment performance can affect your investment in the Sub-Accounts. Although the Sub-Accounts are newly-established and have no historical performance, each Sub-Account will be investing in shares of a Fund that does have historical performance data. Performance data include total returns for each Sub-Account, current and effective yields for the Money Market Sub-Account, and yields for the other fixed income Sub-Accounts. Calculations are in accordance with standard formulas prescribed by the SEC. Yields do not reflect any charge for premium taxes and/or other taxes; this exclusion may cause yields to show more favorable performance. Total returns may or may not reflect withdrawal charges, Annual Fees or any charge for premium and/or other taxes; data that do not reflect these charges may have more favorable performance.

    The Statement of Additional Information presents some hypothetical performance data, showing what the performance of each Sub-Account would have been if it had been investing in the corresponding Fund since that Fund's inception. The Statement of Additional Information also presents some performance benchmarks, based on unmanaged market indices, such as the S&P 500, and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Sub-Account performance.

---------------------------------------------------
                                THE CERTIFICATE

--------------------------------
                            WHAT IS THE CERTIFICATE?

    Your AARP Variable Annuity (your "Certificate") provides you with flexibility in tax-deferred retirement planning or other long-term financial planning. You may select among the Funds and the Fixed Account. You may add to your Certificate Value at any time, and your additional investments may be in any amount you choose (subject to certain limitations). When you annuitize, the Annuitant will receive a series of variable and/or fixed payments for life or for a specified period of years.

    If you purchase a Certificate with after-tax dollars, your Certificate is called a "Non-Qualified" Certificate. If your Certificate is purchased through a Qualified Plan, it is called a "Qualified Certificate". Either way, your earnings on your Certificate are not subject to tax until amounts are withdrawn or distributed (including annuity payments).


---------------------------------------------------

                       HOW TO APPLY FOR YOUR CERTIFICATE


    To purchase a Certificate, fill out an Enrollment Form and submit it along with your initial Premium payment to American Maturity Life Insurance Company at P.O. Box 100194, Pasadena, CA 91189-0194. If your Enrollment Form and payment are complete when received, or once they have been complete, We will issue your Certificate within the next two Business Days. If some information is missing from your Enrollment Form, We may delay issuing your Certificate while we obtain the missing information, however, we will not hold your initial Premium payment for more than five Business Days without your permission.


    If you already own a variable annuity contract, you may purchase a Certificate by exchanging your existing contract(s). If you are interested in this option, call Us for more information.

    We reserve the right to reject any Enrollment Form or premium payment for any reason, subject to any applicable state nondiscrimination laws and to our own standards and guidelines. You must be age 90 or under (85 or under in Pennsylvania) to purchase a Certificate.

---------------------------------------------------
                          MAKING YOUR PREMIUM PAYMENTS


    PREMIUM PAYMENTS -- Your initial premium payment must be at least $5,000. You may pay this entire amount when you submit your Enrollment Form, or you may choose our pre-authorized checking plan. If you choose the preauthorized checking plan, you must make your first installment payment of at least $2,500 when you submit your Enrollment Form, and you must schedule to contribute at least $100 per month. You must obtain our consent before making an initial or additional premium payment that will bring your aggregate premium payments over $1,000,000. You may choose to invest additional amounts in your Certificate at any time. Each additional premium payment must be at least $250 (or $100 if enrolled in the preauthorized checking plan).


    SHORT TERM CANCELLATION RIGHT ("RIGHT TO EXAMINE") -- If you are not satisfied with your purchase you may cancel the Certificate by returning it within ten days (or longer in some states) after you receive it. Your cancellation request must be in writing. If you choose to cancel, We will pay you an amount equal to the Certificate Value on the date we receive your request, without any deduction for the Contingent Deferred Sales Charge. You bear the investment risk of the Certificate before We receive your request for cancellation. However, in those states where required by law, and for Individual Retirement Annuities (IRAs), We will refund the premium you paid (rather than the Certificate Value).

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      13
--------------------------------------------------------------------------------

---------------------------------------------------
                         HOW YOUR PAYMENTS ARE INVESTED

    Each initial premium payment is credited to your Certificate within two business days of receipt of a properly completed Enrollment Form by American Maturity at its Administrative Office. It will be credited to the Sub-Account(s) and/or the Fixed Account in accordance with your election. If the Enrollment Form is incomplete when received, once completed each initial premium payment will be credited to the Sub-Account(s) or the Fixed Account within five business days of receipt. If the initial premium payment is not credited within five business days, the premium payment will be immediately returned unless you have been informed of the delay and request that the premium payment not be returned. Any additional premium payments are credited to your Certificate on the Business Day We receive your completed request.


    If your Certificate is issued in a state which requires the return of premium upon the exercise of your "Right to Examine," your initial premium payment to be allocated to any Sub-Account will be allocated to the Money Market Sub-Account during your "Right to Examine" period. In most cases your initial premium payment will be allocated to your chosen Sub-Accounts at the end of the 15th calendar day after your Certificate Date. We reserve the right to extend this period to correspond with the number of days in which your state allows you to return your Certificate under the "Right to Examine" provision.


    The number of Accumulation Units in each Sub-Account to be credited to a Certificate is determined by dividing the portion of the premium payment being credited to each Sub-Account by the value of an Accumulation Unit in that Sub-Account on that date. Subsequent premium payments are priced on the Business Day received by American Maturity.

---------------------------------------------------
                               CERTIFICATE VALUE

    The value of your Sub-Account(s) under your Certificate at any time prior to the Annuity Commencement Date is determined by multiplying the total number of Accumulation Units credited to your Certificate in each Sub-Account by the then current Accumulation Unit values for the applicable Sub-Account. The value of the Fixed Account under your Certificate will be the amount allocated to the Fixed Account plus interest credited less withdrawals. You will be advised at least quarterly of the number of Accumulation Units credited to each Sub-Account, the current Accumulation Unit values, the Fixed Account value, and the total value of your Certificate.


    The Accumulation Unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund. It will be determined on each Business Day by multiplying the Accumulation Unit value of the particular Sub-Account on the preceding Business Day by a "Net Investment Factor" for that Sub-Account for the Business Day then ended. The "Net Investment Factor" for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Business Day (plus the per share amount of any dividends or capital gains distributed by that Fund if the ex-dividend date occurs in the Business Day then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Business Day and subtracting from that amount the Mortality and Expense Risk Charge and the Administration Charge. You should refer to the Fund prospectuses which accompany this Prospectus for a description of how the assets of each Fund are valued since each determination has a direct bearing on the Accumulation Unit value of the Sub-Account and therefore the value of a Certificate. The Accumulation Unit Value is affected by the performance of the underlying Fund(s), expenses and deduction of the charges described in this Prospectus.



    The shares of the Fund are valued at net asset value on each Business Day. A complete description of the valuation method used in valuing Fund shares may be found in the accompanying prospectuses for the Funds.


    American Maturity will determine the value of the Fixed Account by crediting interest to amounts allocated to the Fixed Account. The minimum Fixed Account interest rate is 3%, compounded annually. We may not credit a lower minimum interest rate according to state law. We also may credit interest at rates greater than the minimum Fixed Account interest rate.

---------------------------------------------------
                      TRANSFERS BETWEEN THE SUB-ACCOUNTS/
                                 FIXED ACCOUNT

    TRANSFERS BETWEEN THE SUB-ACCOUNTS AND FIXED ACCOUNT -- You may transfer the values among your Sub-Accounts and the Fixed Account free of charge before the Annuity Commencement Date.


    If the Fixed Account contains amounts credited with different rates of interest, any transfer from the Fixed Account will reduce each of those amounts pro rata according to the amount transferred.



    We reserve the right to limit transfers. Currently, you may make up to 12 transfers in a Certificate Year, but transfers are not allowed on consecutive Business Days. We also reserve the right to limit the size of a transfer. We may restrict, suspend or reject any transfer request. If We decide to allow more than 12 transfers in a Certificate Year, We may charge a fee for the additional transfers equal to the lesser of $15 or 2.0% of the amount transferred. This transfer fee would be deducted from Certificate Values remaining in the Sub-Account from which the transfer is made. Transfers

14                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


from the Fixed Account may be deferred for up to 6 months from the date We receive the request. If any transfer from the Fixed Account would leave a balance of $500 or less, We will distribute the entire balance of the Fixed Account to the Sub-Accounts according to your last allocation instructions.


    After the Annuity Commencement Date, you may only transfer among the Sub-Accounts once per calendar quarter. For any transfer, the minimum allocation to any Sub-Account may not be less than $500. No transfers may be made between the General Account and the Sub-Accounts after the Annuity Commencement Date.

    We will send you a written confirmation of any transfer. It will be your responsibility to verify the accuracy of all confirmations of transfers and to promptly advise Us of any inaccuracies within one Business Day of receipt of the confirmation.

    TRANSFERS BY TELEPHONE -- American Maturity may permit you to authorize transfers among the Sub-Accounts and the Fixed Account over the telephone. We will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All transfer instructions by telephone are tape recorded.

    Transaction instructions we receive by telephone before 4:00 p.m. Eastern time (1:00 p.m. Pacific time), (or the close of the New York Stock Exchange, if earlier), on any Business Day will normally be effective on that day, and we will send you written confirmation of each telephone transfer. We cannot guarantee that you will always be able to reach us to complete a telephone transaction in the event of busy telephone lines, severe weather conditions, or other emergencies.

    The right to reallocate Certificate Values between the Sub-Accounts is subject to modification if We determine, in our sole opinion, that the exercise of that right by one or more Certificate Owners is, or would be, to the disadvantage of other Certificate Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and the Fixed Account and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Certificate Owner, or limiting the dollar amount that may be transferred between the Sub-Accounts and the Fixed Account by a Certificate Owner at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by American Maturity to be to the disadvantage of other Certificate Owners.

    DOLLAR COST AVERAGING -- Dollar cost averaging is a method in which investors buy securities in a series of regular purchases instead of in a single purchase. This allows the investor to have a lower average security price over time. This allows the investor to purchase more units in a lower price environment, and fewer units in a higher price environment. Prior to your Annuity Commencement Date, you may use dollar cost averaging to transfer amounts, over time, from any Sub-Account or the Fixed Account with a Certificate Value of at least $500 to one or more other Sub-Accounts.

    FUND REBALANCING -- You may instruct us to maintain a specific balance of Sub-Accounts under your Certificate (e.g., 30% in one Sub-Account, 40% in another Sub-Account, and 30% in the last Sub-Account) prior to your Annuity Commencement Date. Periodically, We will "rebalance" your investment to the percentage you have specified. Rebalancing may result in transferring amounts from a Sub-Account earning a relatively higher return to one earning a relatively lower return. The Fixed Account is not available for rebalancing.


    EARNINGS SWEEP -- You may instruct us to make automatic periodic transfers of your earnings from the Fixed Account to one or more Sub-Accounts (other than the Money Market Sub-Account).


---------------------------------------------------
                         CHARGES UNDER THE CERTIFICATES

    CONTINGENT DEFERRED SALES CHARGE -- There is no deduction for sales expenses from premium payments when made. However, a Contingent Deferred Sales Charge may be assessed against Certificate Values if they are withdrawn before the fifth
(5th) Certificate Anniversary and prior to your Annuity Commencement Date. The length of time from your Certificate Date to the time of surrender determines the Contingent Deferred Sales Charge. The charge is a percentage of the Gross Surrender Value (the amount you withdraw) attributable to premium payments. For purposes of calculating the charge, premium payments are deemed to be surrendered before earnings.

 CERTIFICATE
     YEAR        CHARGE
--------------  ---------
      1            5%
      2            4%
      3            3%
      4            2%
      5            1%
 6 or greater      0%

    The amount of any Contingent Deferred Sales Charge and any charge for premium taxes and/or other taxes is added to the amount of your withdrawal request. For example, if you request to withdraw a net amount of $10,000, pay a 5% sales charge, and owe a 1% premium tax, your Certificate Value is reduced by $10,638.30. Premium payments will be deemed to be surrendered in the order in which they were received.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      15
--------------------------------------------------------------------------------

    If, at the time of a surrender, you own another AARP Variable Annuity Certificate(s), the Contingent Deferred Sales Charge is calculated based on the purchase date of your oldest Certificate.

    Transfers between Sub-Accounts and/or the Fixed Account are not considered withdrawals of an amount from your Certificate, so no Contingent Deferred Sales Charge is imposed at the time of such transfers.

    AMOUNTS NOT SUBJECT TO THE CONTINGENT DEFERRED SALES CHARGE -- No Contingent Deferred Sales Charge is imposed on amounts withdrawn:

    - at annuitization

    - at death

    - under the Annual Withdrawal Amount (see below)

    - to meet IRS minimum distribution requirements on a qualified contract (see below)

    - while you are confined to a nursing home (see below)

    - while your are under age 65 and totally disabled (see below)

    - while you have a terminal illness (see below)

    ANNUAL WITHDRAWAL AMOUNT -- No Contingent Deferred Sales Charge will be assessed against any withdrawals made each Certificate Year, on a non-cumulative basis, of up to 10% of premium payments remaining in the Certificate as of the last Certificate Anniversary. Withdrawals in excess of this amount will be subject to the Contingent Deferred Sales Charge.


    NURSING HOME WAIVER -- No Contingent Deferred Sales Charge will be assessed upon surrenders that occur during your confinement in a facility certified as a nursing home. Such confinement (1) must have been continuous for at least 90 days before the surrender request; (2) must be at the recommendation of a U.S. licensed physician; (3) must be for medically necessary reasons and; (4) must be in effect at the time of the surrender request. In Massachusetts, your nursing home confinement must also be terminal.



    DISABILITY WAIVER -- No Contingent Deferred Sales Charge will be assessed upon surrenders that occur when you are under age 65 and Totally Disabled. You must provide written proof, satisfactory to us, that you are Totally Disabled. Totally Disabled means a disability that: (1) results from bodily injury or disease; (2) begins while the Certificate is in force; (3) has existed continuously for at least 12 months; and (4) prevents you from engaging in the substantial and material duties of your regular occupation. During the first 12 months of Total Disability, regular occupation means your usual full time (at least 30 hours per week) work when Total Disability begins. We reserve the right to require reasonable proof of such work. After the first 12 months of Total Disability, regular occupation means that for which you are reasonably qualified by education, training or experience. This Disability Waiver is not available in Massachusetts.


    TERMINAL ILLNESS -- No Contingent Deferred Sales Charge will be assessed upon surrenders that occur when you have been diagnosed with a medical condition that results in a life expectancy of less than twelve months. You must provide written proof, satisfactory to us, that you have been diagnosed by a U.S. licensed physician with a medical determinable condition that results in a life expectancy of less than twelve months.


    IRS MINIMUM DISTRIBUTIONS -- No Contingent Deferred Sales Charge will be assessed against surrenders necessary to meet the minimum distribution requirements set forth in Section 401(a) of the Code as such requirements apply to amounts held under the Certificate if you so specify in writing.


    PREMIUM TAXES -- A deduction is made for premium taxes or other taxes ("Taxes"), if applicable, that are imposed by some states or other governmental entities. Premium taxes imposed by some states currently range up to 3.5%. We will determine when taxes have resulted from the receipt of premium payments, the commencement of annuity payments, or the investment experience of the Separate Account. We may, at our discretion, pay taxes when due and deduct that amount from the Certificate Value at a later date. Payment at a earlier date does not waive any right that We may have to deduct amounts at a later date. We reserve the right to establish a provision for federal income taxes if the Company determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.


    ANNUAL FEE -- American Maturity will deduct an Annual Fee of $25 at the end of each Certificate year prior to the Annuity Commencement Date, or at the time you withdraw your entire Certificate Value, if your Certificate Value is less than $50,000 on either date. The fee is not imposed on amounts you annuitize or on payment of a death benefit. The fee reimburses a certain number of our costs in administering the Certificates and the Separate Account; we do not intend to realize a profit from this fee. Your Annual Fee will be charged proportionately according to the value in each Sub-Account and the Fixed Account.


    MORTALITY AND EXPENSE RISK CHARGE -- American Maturity assesses a charge against the assets of the Separate Account to compensate for certain mortality and expense risks that we assume under the Certificates (the "Risk Charge"). Mortality risk is the risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Certificate is issued. American Maturity also bears mortality risk in connection with death benefits payable under the Certificates. Expense risk is the risk that the expense

16                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

charges and fees under the Certificates and Separate Account are less than our actual administrative and operating expenses.

    For assuming these risks, We charge 0.65% per year (0.0017751% per day) against all Certificate Values held in the Sub-Accounts during the life of the Certificate.

    Risk Charges will stop at annuitization if you select a fixed annuity; Risk Charges will continue after annuitization if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only. American Maturity will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if actual costs exceed the Risk Charge. Any gain will become part of American Maturity's General Account; we may use it for any reason, including covering sales expenses on the Certificates.


    ADMINISTRATION CHARGE -- American Maturity charges an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Certificates, including processing Enrollment Forms and payments, and issuing reports to Certificate Owners and to regulatory authorities.


    We charge 0.20% per year (0.0005474% per day) against all Certificate Values held in the Sub-Accounts during the life of the Certificate. This fee is assessed daily during both the accumulation and the annuity periods. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Certificate and the Administrative Fee paid in respect of that particular Certificate.

    EXPENSES OF THE FUNDS -- Your Certificate Value will reflect advisory fees and other expenses incurred by the Funds as the underlying investments of your Sub-Account(s). These fees and expenses are not specified by your Certificate, and you should refer to the Fund prospectuses for a description of the deductions and expenses paid out of the assets of the Funds.


    SALES COMMISSIONS -- American Maturity does not currently pay any commissions to any registered representatives. However, it incurs sales expenses in the form of direct marketing, advertising, and AARP royalty fees. The Contingent Deferred Sales Charge is designed to reimburse us for these costs.


---------------------------------------------------
                                 DEATH BENEFITS

    WHEN A DEATH BENEFIT IS PAYABLE -- Before the Annuity Commencement Date, a death benefit may be payable upon the death of the last surviving Annuitant or upon the first death of any Certificate Owner. We calculate the death benefit as of the Notice Date. The Notice Date is the date we receive proof (in good form) of death at our Administrative Office and instructions regarding payment of the proceeds.

    BENEFICIARY -- The death benefit is payable to your Beneficiary as described in the Control Provisions of your Certificate. Usually the Beneficiary will be the person you name in your Enrollment Form if you name yourself as both the Owner and Annuitant. However, the Beneficiary of a jointly owned Certificate will be the surviving joint owner, regardless of the beneficiary designation in your Enrollment Form. Also, upon the death of the last Annuitant who was not a Certificate Owner, the Beneficiary will be the surviving Certificate Owner(s), regardless of the beneficiary designation in your Enrollment Form. If you designate your spouse as the Beneficiary in your Enrollment Form, at your death your spouse may become the Certificate Owner and continue the Certificate in lieu of receiving the death benefit.

    THE AMOUNT OF THE DEATH BENEFIT -- The death benefit amount prior to the Annuity Commencement Date shall be the greater of (a) total Purchase Payments less any Gross Surrenders since the Certificate Date or (b) the Certificate Value. The death benefit shall be calculated as of the end of the Notice Date.


    PAYMENT OF THE DEATH BENEFIT -- The death benefit may be taken in a lump sum or under any of the settlement options then being offered by the Company, subject however to certain required distributions that are imposed by the Code upon the death of the Certificate Owner (See "Federal Tax Considerations -- Required Distributions," page 19). When payment of the death benefit is taken in one lump sum, payment will be made within seven days after the date due proof of death is received, except when the Company is permitted to defer such payment under the Investment Company Act of 1940. Payment to the Beneficiary, other than in a lump sum, may only be elected during the sixty-day period beginning with the date of receipt of Due Proof of Death.


    In the event of the death of the Annuitant after the Annuity Commencement Date, a death benefit, equal to the present value of any remaining payments according to the Annuity Option in effect, will be paid in one sum to the Beneficiary unless other provisions shall have been made and approved by the Company.

    If death proceeds are received by a Beneficiary upon the death of the Annuitant who was not a Certificate Owner, such payment may be subject to a 10% tax penalty.

---------------------------------------------------
                                   SURRENDERS

    FULL SURRENDERS -- Beginning 30 days after your Certificate Date, at any time prior to the Annuity Commencement Date, you have the right to terminate the Certificate and take its Net Surrender Value in a lump sum. The Net
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Surrender Value is equal to the Certificate Value less any applicable Premium
Taxes, the Annual Fee and any applicable Contingent Deferred Sales Charges. The Net Surrender Value may be more or less than the amount of the premium payments made to a Certificate.

    PARTIAL SURRENDERS -- Beginning 30 days after your Certificate Date, you may make a partial surrender of Certificate Values at any time prior to the Annuity Commencement Date so long as the amount surrendered is at least $500. Additionally, if the remaining Certificate Value following a surrender is less than $5,000, We may terminate the Certificate and pay the Net Surrender Value. We may permit you to preauthorize partial surrenders subject to certain limitations then in effect.

    In requesting a partial surrender you should specify the Sub-Account(s) and/or the Fixed Account from which the partial surrender is to be taken. Otherwise, such surrender and any applicable Contingent Deferred Sales Charges will be effected on a pro rata basis according to the value in the Fixed Account and each Sub-Account under your Certificate.

    No surrenders are permitted after the Annuity Commencement Date.

    WITHDRAWAL TRANSACTION FEES -- There is currently no transaction fee for partial surrenders. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal in excess of 12 in any Certificate Year. Any such fee would be charged against your Sub-Account(s) and the Fixed Account, proportionately based on your Certificate Value in each, immediately after the withdrawal.


    TAX CONSEQUENCES OF SURRENDERS -- Any surrender will generally have federal income tax consequences, which could include tax penalties. Any surrender made prior to the Certificate Owner's attained age 59 will generally be subject to a 10% penalty tax. You should consult with a tax adviser before making any withdrawal. See "Federal Tax Considerations," beginning on page 19, for more information.


    SPECIAL RESTRICTIONS -- American Maturity may defer payment of any amounts from the Fixed Account for up to six months from the date of the request for the withdrawal. If we defer payment for more than 30 days, we will pay interest of at least 3.0% per annum on the amount deferred.


    There may be postponement of payment of a withdrawal whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the SEC; (b) the SEC permits postponement and so orders; or (c) the SEC determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.


---------------------------------------------------
                                ANNUITY BENEFITS

    ANNUITY COMMENCEMENT DATE -- You may select an Annuity Commencement Date. The Annuity Commencement Date selected must be at least one year after the Certificate Date and on or before the Annuitant's attained age 90, except in certain states where a different age is required. If you do not select an Annuity Commencement Date, the scheduled Annuity Commencement Date will be the date of the Annuitant's attained age 90, or an earlier age if required by state law. You may change the Annuity Commencement Date provided you notify us, in writing, 30 days before the scheduled Annuity Commencement Date.

    ANNUITY BENEFIT -- On the Annuity Commencement Date, unless directed otherwise, We will apply the Net Surrender Value to purchase monthly income payments payable to the Annuitant according to the Annuity Option elected. The Contingent Deferred Sales Charge will not be assessed. The Certificate may not be surrendered after the Annuity Commencement Date.

    ELECTION OF ANNUITY OPTION -- You may elect any one of the annuity options described below or under any of the settlement options then being offered by Us. In the absence of your election, the Net Surrender Value, without deduction for any Contingent Deferred Sales Charge, will be applied on the Annuity Commencement Date under the fifth option to provide a Payment for a Designated Period for 5 years. The Net Surrender Value is determined on the basis of the Accumulation Unit value of each Sub-Account no later than the fifth Business Day preceding the date annuity payments are to commence, plus the value of the Fixed Account on the Annuity Commencement Date.

    DATE OF PAYMENT -- The first annuity payment under the Annuity Option shall be made one month, (or the period selected for periodic payments: annual, semi-annual, quarterly, or monthly), following the Annuity Commencement Date. Subsequent payments shall be made on the same calendar day of the month as was the first payment, or the preceding day if no such day exists (e.g., September
31), in accordance with the payment period selected.

    If the Annuitant dies after the Annuity Commencement Date but before the Company issues the payee's first check, the Beneficiary will be entitled to the Net Surrender Value applied to the Annuity Option, without assessment of the Contingent Deferred Sales Charge or Annual Fee.

    ALLOCATION OF ANNUITY -- The person electing an annuity option may further elect to have the value of the Certificate applied to provide a variable annuity, a fixed dollar annuity or a combination of both. Once every 3 months, following the commencement of annuity payments, the Certificate Owner may elect, in writing, to transfer among any Sub-Account(s) on which variable annuity payments are based. No transfers may be made
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18                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
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between the Sub-Accounts and the General Account after the Annuity Commencement
Date.

    If no election is made to the contrary, the value of each Sub-Account shall be applied to provide a variable annuity based thereon, and the value of the Fixed Account shall be applied to provide a fixed dollar annuity.


    VARIABLE ANNUITY -- A variable annuity is an annuity with payments increasing or decreasing in amount in accordance with the net investment results of the Sub-Account(s) of the Separate Account. After the first monthly payment for a variable Annuity has been determined in accordance with the provisions of the Certificate (see "-- Annuity Options -- Description of Tables," page 18), a number of Annuity Units is determined by dividing that first monthly payment by the appropriate Annuity Unit value on the effective date of the annuity payments.


    The value of an Annuity Unit for each Sub-Account of the Separate Account will vary to reflect the investment experience of the applicable Funds and will be determined by multiplying the value of the Annuity Unit for that Sub-Account on the preceding business day by the product of (a) the net investment factor for that Sub-Account for the day for which the Annuity Unit value is being calculated, and (b) an interest factor to offset the effect of the assumed interest rate of 5% per year, which is built into the Annuity Tables.

    The number of Annuity Units remains fixed with respect to a particular Sub-Account. If the Certificate Owner elects that continuing annuity payments be based on different Sub-Account(s), the number will change effective with that election but will remain constant following such election.

    The dollar amount of the second and subsequent variable annuity payments is not predetermined and may increase or decrease from month to month. The actual amount of each variable annuity payment after the first is determined by multiplying the number of Annuity Units by the Annuity Unit value. The Annuity Unit value will be determined no earlier than the fifth Business Day preceding the date the annuity payment is due.

    The Company guarantees that the dollar amount of variable annuity payments will not be adversely affected by variations in the expense results of the Company and/or in the actual mortality experience of Annuitants from the mortality assumptions, including any age adjustment, used in determining the first monthly payment.

    You should consider the question of allocation among the Sub-Accounts and the General Account to make certain that annuity payments are based on the investment alternative best suited to your needs for retirement.

    FIXED DOLLAR ANNUITY -- A fixed dollar annuity is an annuity with payments which remain fixed as to dollar amount throughout the payment period.

---------------------------------------------------
                                ANNUITY OPTIONS

    FIRST OPTION: LIFE ANNUITY

    An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. This option offers the largest payment amount of any of the life Annuity options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

    It would be possible under this option for an Annuitant to receive only one Annuity payment if he died prior to the due date of the second Annuity payment, two if he died before the due date of the third Annuity payment, etc.

    SECOND OPTION: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

    An annuity providing monthly income for a fixed period of 120 months, 180 months, or 240 months (as selected), and for as long thereafter as the Annuitant shall live.

    If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by American Maturity.

    THIRD OPTION: CASH REFUND LIFE ANNUITY

    An annuity payable monthly during the lifetime of the Annuitant ceasing with the last payment due prior to the death of the Annuitant provided that, at the death of the Annuitant, the Beneficiary will receive an additional payment equal to the excess, if any, of (a) minus (b) where: (a) is the Net Surrender Value applied on the Annuity Commencement Date under this option: and (b) is the dollar amount of annuity payments already paid. This option is not available for variable payouts.

    FOURTH OPTION: JOINT AND LAST SURVIVOR LIFE ANNUITY

    An annuity payable monthly during the joint lifetime of the Annuitant and a secondary Annuitant, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor.

    It would be possible under this option for an Annuitant and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.
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AMERICAN MATURITY LIFE INSURANCE COMPANY                                      19
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    FIFTH OPTION: PAYMENT FOR A DESIGNATED PERIOD

    An amount payable monthly for the number of years selected which may be from 5 to 30 years.

    In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by American Maturity.

    Option 5 is an option that does not involve life contingencies and thus no mortality guarantee. Charges made for the mortality undertaking under the Certificates thus provide no real benefit to a Certificate Owner.

    American Maturity may offer other annuity options from time to time.

    DESCRIPTION OF TABLES: The Certificate contains tables that show the dollar amount of the first monthly payment for the variable annuity and the minimum dollar amount of the monthly payments for the fixed annuity for each $1,000 applied under the Annuity Options. The variable payment annuity tables are based on the 1983a Individual Annuity Mortality Table with ages set back one year, and an interest rate of 5% per annum. The fixed annuity payment tables are based on the 1983a Individual Annuity Mortality Table with ages set back one year, and an interest rate of 3% per annum. Once you have elected an annuity option, that election may not be changed with respect to any Annuitant following the commencement of annuity payments.

    MINIMUM PAYMENT: No election of any options or combination of options may be made under the Certificate unless the first payment for each affected Sub-Account or Fixed Account would be at least equal to the minimum payment amount according to Company rules then in effect. If at any time, payments to be made to any Annuitant from each Account are or become less than the minimum payment amount, the Company shall have the right to change the frequency of payment to such intervals as will result in a payment at least equal to the minimum. If any amount due would be less than the minimum payment amount per annum, the Company may make such other settlement as may be equitable to the Annuitant.

---------------------------------------------------
                           FEDERAL TAX CONSIDERATIONS

    A. GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CERTIFICATE OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE CERTIFICATE IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CERTIFICATE DESCRIBED HEREIN.


    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Certificates cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. The discussion here and in Appendix I, commencing on page 26, is based on American Maturity's understanding of existing federal income tax laws as they are currently interpreted.


    B. TAXATION OF AMERICAN MATURITY AND THE SEPARATE ACCOUNT


    The Separate Account is taxed as part of American Maturity which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (see "-- Certificate Value," page
13). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Certificate.


    No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Certificates.

    C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS


    Section 72 of the Code governs the taxation of annuities in general.



    1. NON-NATURAL PERSONS, CORPORATIONS, ETC. Section 72 contains provisions for Certificate Owners which are non-natural persons. Non-natural persons include corporations, trusts, and partnerships. The annual net increase in the value of the Certificate is currently includable in the gross income of a non-natural person unless the non-natural person holds the Certificate as an agent for a natural person. There is an exception from current inclusion for certain annuities held by structured settlement companies, certain annuities held by an employer with respect to a terminated qualified retirement plan and certain immediate annuities. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

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20                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
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        If the Certificate Owner is not an individual, the primary Annuitant shall be treated as the Certificate Owner for purposes of making distributions which are required to be made upon the death of the Certificate Owner. If there is a change in the primary Annuitant, such change shall be treated as the death of the Certificate Owner.

    2. OTHER CERTIFICATE OWNERS (NATURAL PERSONS). A Certificate Owner is not taxed on increases in the value of the Certificate until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Certificate) or as Annuity payments under the settlement option elected.


        The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Certificates obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.


        a.  DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

             i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

             ii. To the extent that the value of the Certificate (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."

            iii. Any amount received or deemed received prior to the Annuity
                 Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Certificate does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

             iv. The receipt of any amount as a loan under the Certificate or the assignment or pledge of any portion of the value of the Certificate shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

             v. In general, the transfer of the Certificate, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph
                b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

        b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE. Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

             i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

             ii. If the annuity payments cease by reason of the death of the
                 Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

            iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However,
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AMERICAN MATURITY LIFE INSURANCE COMPANY                                      21
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               upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

        c. AGGREGATION OF TWO OR MORE ANNUITY CERTIFICATES. Certificates issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Certificate Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Certificate for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Certificate for this purpose. American Maturity believes that for any annuity subject to such aggregation, the values under the Certificates and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Certificates is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

       d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

             i. If any amount is received or deemed received on the Certificate
                (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

             ii. The 10% penalty tax will not apply to the following
                 distributions (exceptions vary based upon the precise plan involved):

                1.  Distributions made on or after the
                    date the recipient has attained the age of 59 1/2.

                2.  Distributions made on or after the
                    death of the holder or where the holder is not an individual, the death of the primary annuitant.

                3.  Distributions attributable to a
recipient's becoming disabled.

                4.  A distribution that is part of a
scheduled series of substantially equal periodic payments for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's Beneficiary).

                5.  Distributions of amounts which are
                    allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).


        e. SPECIAL PROVISIONS AFFECTING CERTIFICATES OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982. If the Certificate was obtained by a tax-free exchange of a life insurance or annuity contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income., In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange contracts are generally subject to the rules described in this subparagraph 3.


        f.  REQUIRED DISTRIBUTIONS

             i. Death of Certificate Owner or Primary Annuitant

                Subject to the alternative election or spouse beneficiary provisions in ii or iii below:
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22                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
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                1.  If any Certificate Owner dies on or
                    after the Annuity Commencement Date and before the entire interest in the Certificate has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

                2.  If any Certificate Owner dies before
                    the Annuity Commencement Date, the entire interest in the Certificate will be distributed within 5 years after such death; and

                3.  If the Certificate Owner is not an
                    individual, then for purposes of 1. or 2. above, the primary annuitant under the Certificate shall be treated as the Certificate Owner, and any change in the primary annuitant shall be treated as the death of the Certificate Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Certificate.

             ii. Alternative Election to Satisfy Distribution Requirements

                If any portion of the interest of a Certificate Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election and payments must begin within a year of the death.

            iii. Spouse Beneficiary

                If any portion of the interest of a Certificate Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Certificate Owner of such portion for purposes of section i. above.


    3. DIVERSIFICATION REQUIREMENTS. Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Certificate is not treated as an annuity contract, the Certificate Owner will be subject to income tax on the annual increases in cash value.



        The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.



        A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Certificate Owner must agree to pay the tax due for the period during which the diversification requirements were not met.



        American Maturity monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. American Maturity intends to administer all Certificates subject to the diversification requirements in a manner that will maintain adequate diversification.



    4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT. In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.


        Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning
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AMERICAN MATURITY LIFE INSURANCE COMPANY                                      23
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        the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under
        Section 817 did not provide guidance regarding investor control, and as of the date of this Prospectus, no other such guidance has been issued. Further, American Maturity does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Certificate Owner could be considered the owner of the assets for tax purposes. American Maturity reserves the right to modify the Certificates, as necessary, to prevent Certificate Owners from being considered the owners of the assets in the separate accounts.


    D. FEDERAL INCOME TAX WITHHOLDING


    The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:



    1. NON-PERIODIC DISTRIBUTIONS. The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to American Maturity, American Maturity will automatically withhold 10% of the taxable distribution.



    2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR). The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.


    E.  GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS


    The Certificate may be used for a number of qualified retirement plans. If the Certificate is being purchased with respect to some form of qualified
retirement plan, please refer to Appendix I commencing on page   for information
relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.



    F.  ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS



    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or resident will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to an annuity purchase.


---------------------------------------------------
                                 MISCELLANEOUS

-------------------------------- VOTING RIGHTS

    American Maturity is the legal owner of all Fund shares held in the Separate Account. As the owner, American Maturity has the right to vote at the Funds' shareholder meetings. However, to the extent required by federal securities laws or regulations, American Maturity will:

    - Vote all Fund shares attributable to a Certificate according to instructions received from the Certificate Owner, and

    - Vote shares attributable to a Certificate for which no voting instructions are received in the same portion as shares for which instructions are received.

    If any federal securities laws or regulations, or their present interpretation change to permit American Maturity to vote Fund shares in its own right, American Maturity may elect to do so.

    American Maturity will notify you of any Fund shareholders' meeting if the shares held for your account may be voted at such meetings. American Maturity will also send proxy materials and a form of instruction by means of which

24                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

you can instruct American Maturity with respect to the voting of the Fund shares held for your account.

    In connection with the voting of Fund shares held by it, American Maturity will arrange for the handling and tallying of proxies received from Certificate Owners. American Maturity as such, shall have no right, except as hereinafter provided, to vote any Fund shares held by it hereunder which may be registered in its name or the names of its nominees. American Maturity will, however, vote the Fund shares held by it in accordance with the instructions received from the Certificate Owners for whose accounts the Fund shares are held. If a Certificate Owner desires to attend any meeting at which shares held for the Certificate Owner's benefit may be voted, the Certificate Owner may request American Maturity to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Fund shares held for such Certificate Owner's account. American Maturity will vote shares for which no instructions have been given and shares which are not attributable to Certificate Owners (i.e., shares owned by American Maturity) in the same proportion as it votes shares of that Fund for which it has received instructions. During the Annuity period under a Certificate the number of votes will decrease as the assets held to fund Annuity benefits decrease.

---------------------------------------------------
                         HOW THE CERTIFICATES ARE SOLD


    Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the securities issued with respect to the Separate Account. HSD is a wholly-owned subsidiary of Hartford Life Insurance Company. The principal business address of HSD is 200 Hopmeadow Street, Simsbury, CT 06089. HSD is registered with the SEC under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.


    The securities will be sold by salespersons of HSD, who represent American Maturity as insurance and variable annuity agents and who are registered representatives. These salespersons will be supervised by American Maturity who will respond to telephone inquiries as a result of national advertising.

---------------------------------------------------
                      CUSTODIAN OF SEPARATE ACCOUNT ASSETS

    The assets of the Separate Account are held by American Maturity under a safekeeping arrangement.

---------------------------------------------------
                                   ASSIGNMENT

    Ownership of a Certificate described herein is generally assignable. However, if the Certificates are issued pursuant to some form of Qualified Plan, it is possible that the ownership of the Certificates may not be transferred or assigned depending on the type of qualified retirement plan involved. An assignment of a Non-Qualified Certificate may subject the assignment proceeds to income taxes and certain penalty taxes.

---------------------------------------------------
                  RIGHTS OF ANNUITANT AND CERTIFICATE OWNER(S)

    The Certificate does not allow the Annuitant to be changed.

    The designations of Certificate Owner and Contingent Annuitant will remain in effect until changed by the Certificate Owner. Changes in the designation of the Certificate Owner may be made during the lifetime of the Annuitant by written notice to the Company. Changes in the designation of Contingent Annuitant may be made at any time prior to the Annuity Commencement Date by written notice to the Company. Notwithstanding the foregoing, if no Contingent Annuitant has been named and the Certificate Owner/ Annuitant's spouse is the Beneficiary, it will be assumed that the Certificate Owner/Annuitant's spouse is the Contingent Annuitant.

    The Certificate Owner has the sole power to exercise all the rights, options and privileges granted by the Certificate or permitted by the Company and to agree with the Company to any change in or amendment to the Certificate. The rights of the Certificate Owner shall be subject to the rights of any assignee of record with the Company and of any irrevocably designated Beneficiary. In the case of joint Certificate Owners, each Certificate Owner alone may exercise all rights, options and privileges, except with respect to the Surrender Provisions and change of ownership or beneficiary.


---------------------------------------------------

                       MODIFICATION OF GROUP CONTRACT AND
                            CERTIFICATES THEREUNDER


    American Maturity reserves the right to modify the Group Contract and Certificates, but only if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which American Maturity is subject; (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity Certificates; (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); (iv) provides additional Sub-Account or Fixed Account options; or (v) withdraws Sub-Account or Fixed Account options. In the event of any such modification, American Maturity will provide notice to the Contract Owner and Certificate Owner, or to the payee(s) during the annuity period. American Maturity may also make appropriate endorsement in the Contract and Certificates to reflect such modification.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      25
--------------------------------------------------------------------------------

---------------------------------------------------
                           CHANGE IN THE OPERATION OF
                              THE SEPARATE ACCOUNT


    The Company reserves the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the SEC.



    At the Company's election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of the Fund shares held by the Sub-Accounts, the Separate Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Separate Account requires an order by the SEC.


---------------------------------------------------
                           LEGAL MATTERS AND EXPERTS


    There are no material legal proceedings affecting the Separate Account. Counsel with respect to federal laws and regulations applicable to the issue and sale of the Certificates and with respect to Connecticut law is Lynda Godkin, General Counsel, American Maturity Life Insurance Company, 200 Hopmeadow Street, Simsbury Connecticut 06089.



    The audited statutory-basis financial statements included in this Prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to said report on the statutory-basis financial statements of American Maturity Life Insurance Company which states the statutory-basis financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


---------------------------------------------------
                             ADDITIONAL INFORMATION

    You may reach our service representatives at 1-800-923-3334 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

    If you are submitting a payment by mail, please send it, along with your Enrollment Form (if it is your first payment), to:


        American Maturity Life Insurance Company
        P.O. Box 100194
        Pasadena, CA 91189-0194


    Please send your other forms and written requests or questions to:


        American Maturity Life Insurance Company
        P.O. Box 7005
        Pasadena, CA 91109-7005


    If you are using an overnight delivery service to send payments, please send them to:

        American Maturity Life Insurance Company
        c/o FCNPC
        1111 South Arroyo Parkway, First Floor
        Pasadena, CA 91109-7122


    The effective day of your instructions to Us is determined by the date and time on which American Maturity receives the instructions. We receive your instructions only when it arrives, in good form, at the correct mailing address set out above. Please call us at 1-800-923-3334 if you have any questions regarding the address you should use.

26                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                   APPENDIX I
                   INFORMATION REGARDING TAX-QUALIFIED PLANS


The tax rules applicable to tax qualified Certificate Owners, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of plan as well as the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, to distributions in excess of specified limits, distributions which do not satisfy certain requirements and certain other transactions with respect to qualified plans. Accordingly, this summary provides only general information about the tax rules associated with use of the Certificate by a qualified plan. Certificate Owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person to benefits are controlled by the terms and conditions of the plan regardless of the terms and conditions of the Certificate. Some qualified plans are subject to distribution and other requirements which are not incorporated into American Maturity's administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Because of the complexity of these rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.



    A. QUALIFIED PENSION PLANS



    Provisions of the Code permit eligible employers to establish pension or profit sharing plans (described in Section 401(a) and 401(k), if applicable, and exempt from taxation under Section 501(a) of the Code), and Simplified Employee Pension Plans (described in Section 408(k)). Such plans are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Corporate employers intending to use these Certificates in connection with such plans should seek competent advice.



    B. TAX SHELTERED ANNUITIES UNDER SECTION 403(B)



    Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, exclude such contributions from gross income. Generally, such contributions may not exceed the lesser of $9,500 or 20% of the employees "includable compensation" for his most recent full year of employment, subject to other adjustments. Special provisions may allow some employees to elect a different overall limitation.



    Tax-sheltered annuity programs under Section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CERTIFICATE ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT unless such distribution is made:



    (1) after the participating employee attains age 59 1/2;



    (2) upon separation from service;



    (3) upon death or disability; or



    (4) in the case of hardship.



    The above restrictions apply to distributions of employee contributions made after December 31, 1988, earnings on those contributions, and earnings on amounts attributable to employee contributions held as of December 31, 1988. They do not apply to distributions of any employer or other after-tax contributions, employee contributions made on or before December 31, 1988, and earnings credited to employee contributions before December 31, 1988.



    C. DEFERRED COMPENSATION PLANS UNDER SECTION 457



    Employees and independent contractors performing services for such employers may contribute on a before tax basis to the Deferred Compensation Plan of their employer in accordance with the employer's plan and Section 457 of the Code.
Section 457 places limitations on contributions to Deferred Compensation Plans maintained by a State ("State" means a State, a political sub-division of a State, and an agency or instrumentality of a State or political sub-division of a State) or other tax-exempt organization. Generally, the limitation is 33 1/3% of includable compensation (typically 25% of gross compensation) or $7,500 (indexed), whichever is less. The plan may also provide for additional "catch-up" deferrals during the three taxable years ending before a Participant attains normal retirement age.



    An employee electing to participate in a Deferred Compensation Plan should understand that his or her rights and benefits are governed strictly by the terms of the plan and that the employer is the legal owner of any contract issued with respect to the plan. The employer, as owner of the contract(s), retains all voting and redemption rights which may accrue to the contract(s) issued with respect to the plan. The participating employee should look to the terms of his or her plan for any charges in regard to participating therein other than those disclosed in this Prospectus.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      27
--------------------------------------------------------------------------------


Participants should also be aware that effective August 20, 1996, the Small Business Job Protection Act of 1996 requires that all assets and income of an eligible Deferred Compensation Plan established by a governmental employer which is a State, a political subdivision of a State, or any agency or instrumentality of a State or political subdivision of a State, must be held in trust (or under certain specified annuity contracts or custodial accounts) for the exclusive benefit of Participants and their Beneficiaries. Special transition rules apply to such governmental Deferred Compensation Plans already in existence on August 20, 1996, and provide that such plans need not establish a trust before January 1, 1999. However, this requirement does not apply to amounts under a Deferred Compensation Plan of a tax-exempt (non-governmental) organization and such amounts will be subject to the claims of such tax-exempt employer's general creditors.



    In general, distributions from a Section 457 Deferred Compensation Plan are prohibited unless made after the participating employee attains the age specified in the plan, separates from service, dies, or suffers an unforeseeable financial emergency. Present federal tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan except for transfers to other Section 457 plans in limited cases.



    D. INDIVIDUAL RETIREMENT ANNUITIES UNDER SECTION 408



    Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("IRAs"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain qualified plans may be "rolled-over" on a tax-deferred basis into an IRA.



    E. TAX PENALTIES



    Distributions from retirement plans are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution which bears the same ratio as the after-tax contributions bear to the expected return.



    1.  PREMATURE DISTRIBUTION


        Distributions from a qualified plan before the Participant attains age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty does not apply to distributions made after the employee's death, on account of disability, for eligible medical expenses and distributions in the form of a life annuity and, except in the case of an IRA, certain distributions after separation from service at or after age 55. A life annuity is defined as a scheduled series of substantially equal periodic payments for the life or life expectancy of the Participant (or the joint lives or life expectancies of the Participant and Beneficiary).



    2.  MINIMUM DISTRIBUTION TAX


        If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% tax on the amount that was not properly distributed.



        An individual's interest in a retirement plan must generally be distributed, or begin to be distributed, not later than April 1 of the calendar year following the later of (i) the calendar year in which the individual attains age 70 1/2 or (ii) the calendar year in which the individual retires from service with the employer sponsoring the plan ("required beginning date"). However, the required beginning date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2. The entire interest of the Participant must be distributed beginning no later than this required beginning date over a period which may not extend beyond a maximum of the life expectancy of the Participant and a designated Beneficiary. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.



        If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated Beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.



        If an individual dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

28                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


    3.  EXCESS DISTRIBUTION TAX



        If the aggregate distributions from all IRAs and certain other qualified plans in a calendar year exceed the greater of (i) $150,000, or (ii) $112,500 as indexed for inflation, a penalty tax of 15% is generally imposed on the excess portion of the distribution.



    4.  WITHHOLDING



        Periodic distributions from a qualified plan lasting for a period of 10 or more years are generally subject to voluntary income tax withholding. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form. Otherwise, the amount withheld on such distributions is determined at the rate applicable to wages as if the recipient were married claiming three exemptions.



        Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient may elect not to have withholding apply.



        Nonperiodic distributions from other qualified plans are generally subject to mandatory income tax withholding at the flat rate of 20% unless such distributions are:



            (a) the non-taxable portion of the distribution;



            (b) required minimum distributions;



            (c) eligible rollover distributions.



        Eligible rollover distributions are direct payments to an IRA or to another qualified employer plan.



        In general, distributions from plans described in Section 457 of the Code are subject to regular wage withholding rules.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
                                       TO
                      STATEMENT OF ADDITIONAL INFORMATION

 INTRODUCTION............................................................
 DESCRIPTION OF AMERICAN MATURITY LIFE INSURANCE COMPANY.................
 SAFEKEEPING OF ASSETS...................................................
 INDEPENDENT PUBLIC ACCOUNTANTS..........................................
 DISTRIBUTION OF THE CERTIFICATES........................................
 CALCULATION OF YIELD AND RETURN.........................................
 PERFORMANCE COMPARISONS.................................................
 FINANCIAL STATEMENT.....................................................

To obtain a Statement of Additional
Information, please complete the form
below and mail to:

    American Maturity Life Insurance
Company
    700 Newport Center Drive
    Newport Beach, CA 92660

    Please send a Statement of
Additional Information for
Separate Account AMLVA to me at the
following address:

----------------------------------------------------
                  Name

----------------------------------------
                Address

----------------------------------------
    City/State                                        Zip
Code